March 10, 2009

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	Prudential Discovery Select Group Variable Contract Account
(File No. 811-08091)

Discovery Select Group Retirement Annuity
(File No. 333-23271)

Dear Commissioners:

On behalf of Prudential Insurance Company of America and Prudential Discovery Select Group Variable Contract Account, we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s annual report for the period ending December 31, 2008 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: AIM V.I. Core Equity Fund (Series I), Credit Suisse Trust Global Small Cap Portfolio (Class 1), Janus Aspen International Growth Portfolio (Institutional), Janus Aspen Large Cap Growth Portfolio (Institutional), MFS Growth Series (Initial), MFS Research Series (Initial), Premier VIT OpCap Managed Portfolio, Premier VIT OpCap Small Cap Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, The Prudential Series Fund (Class I): Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Stock Index Portfolio and Value Portfolio.

1.	Filer/Entity:	AIM Variable Insurance Funds
	Registration No.:	811-07452
	CIK No.:	0000896435
	Accession No.:	0000950129-09-000601
	Date of Filing:	2009-02-26

2.	Filer/Entity	Credit Suisse Trust
	Registration No.:	811-07261
	CIK No.	0000941568
	Accession No.:	0001104659-09-014920
	Date of Filing:	2009-03-06

3.	Filer/ Entity:	Janus Aspen Series
	Registration No.:	811-07736
	CIK No.	0000906185
	Accession No.:	0001035704-09-000004
	Date of Filing:	2009-02-26

4.	Filer/Entity	MFS Variable Insurance Trust
	Registration No.:	811-08326
	CIK No.	0000918571
	Accession No.:	0001193125-09-048189
	Date of Filing:	2009-03-09

5.	Filer/Entity	Premier VIT
	Registration No.:	811-08512
	CIK No.	0000923185
	Accession No.:	0001104659-09-015130
	Date of Filing:	2009-03-06

6.	Filer/Entity	T. Rowe Price Equity Series, Inc.
	Registration No.:	811-07143
	CIK No.	0000918294
	Accession No.:	0000918294-09-000014
	Date of Filing:	2009-02-20

7.	Filer/Entity	T. Rowe Price International Series, Inc.
	Registration No.:	811-07145
	CIK No.	0000918292
	Accession No.:	0000918292-09-000002
	Date of Filing:	2009-02-20

8.	Filer/Entity	The Prudential Series Fund
	Registration No.:	811-03623
	CIK No.	0000711175
	Accession No.:	0001193125-09-047660
	Date of Filing:	2009-03-06

If you have any questions regarding this filing, please contact me at (732) 482-6897.

Sincerely,

/s/ Adam Scaramella

Adam Scaramella

Vice President & Corporate Counsel